                                                                   EXHIBIT 10.18

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS.


                    McLAREN STOCK OPTION PURCHASE AGREEMENT

     THIS STOCK OPTION PURCHASE AGREEMENT (the "Agreement") is made as of August 1, 2001, by and between EMM McLAREN INVESTMENT COMPANY, L.L.C., a Michigan limited liability company located at 1845 Maxwell, Suite 101, Troy, Michigan 48084 ("Investor"), and MCLAREN PERFORMANCE TECHNOLOGIES, INC., a Delaware corporation with offices at 32233 West Eight Mile Road, Livonia, Michigan 48152 ("McLaren").

                                   RECITALS:

     A. McLaren has offered to Investor, and Investor desires to acquire, the option to acquire up to One Million Seven Hundred Fifty Thousand (1,750,000) shares of the common stock of McLaren, par value $0.00001 per share ("Common Stock"), in accordance with the terms of this Agreement (the "Option Shares").

     B. McLaren has offered to Investor, and Investor desires to acquire, warrants to purchase additional shares of Common Stock equal to twenty percent (20%) of the sum of the Option Shares acquired by Investor on or before October 1, 2001, in accordance with the terms of this Agreement (the "Warrant Shares").

     C. McLaren and Investor desire to enter into this Agreement to facilitate the acquisition of the Option Shares and the Warrant Shares (collectively, the "Shares").

     NOW, THEREFORE, in consideration of the mutual undertakings contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1.   Recitals.  The recitals set forth above are hereby incorporated into
          --------
and made part of this Agreement.

     2.   Grant of Option.  McLaren hereby grants to Investor an option to
          ---------------
purchase the Option Shares (the "Option"), on the following terms:

          (a)  Minimum Initial Exercise.   Investor shall have the option to
               ------------------------
purchase not less than Six Hundred Fifty Thousand (650,000) Option Shares (the "Initial Option Shares") at the Exercise Price (as defined below) on or before August 21, 2001. In the event that Investor, or Investor's permitted assignee, has not exercised its option to purchase the Initial Option Shares on or before August 21, 2001, this Agreement, and Investor's right to purchase any Shares hereunder, shall immediately terminate.

          (b)  Additional Exercises.  In the event that Investor, and/or
               --------------------
Investor's permitted assignee, has exercised its option to purchase the Initial Option Shares on or before August ___, 2001, Investor shall have the option to purchase additional Option Shares at the Exercise Price on or before October 1, 2001; provided, however, that the aggregate number of the Initial Option Shares and Additional Option Shares purchased by Investor shall not exceed One Million Seven Hundred Fifty Thousand (1,750,000) Option Shares.

          (c)  Exercise Price.  The exercise price (the "Exercise Price") for
               --------------
each of the Option Shares shall be $0.98 per share.

          (d)  Exercise of the Option.  Investor shall have the right to
               ----------------------
exercise the Option at any time, in whole or in part, in one or more transactions, during the period commencing on the date hereof and ending at 5:00 p.m., Detroit, Michigan time, on October 1, 2001 (the "Exercise Period"). The Option may only be exercised during the Exercise Period. The Option shall terminate with respect to all unexercised Option Shares upon the expiration of the Exercise Period.

          (e)  Method of Exercising the Option.   The Option may be exercised
               -------------------------------
only by written notice received by the Chief Financial Officer of McLaren. The notice shall state the irrevocable election to exercise the Option as to any or all of the Option Shares. Such notice shall be accompanied by payment of the full Exercise Price for such Option Shares in immediately available funds. Upon receipt of the appropriate notice and the Exercise Price in immediately available funds, McLaren will instruct its stock transfer agent to issue that number of shares equal to the Option Shares to Investor at Investor's address set forth above.

     3.   Warrants.  On or before October 5, 2001, McLaren shall deliver to
          --------
Investor: (a) a warrant, in the form attached hereto as Exhibit A, to purchase one-half of the Warrant Shares on or before December 31, 2002, at an exercise price of $1.00 per share; and (b) a warrant, in the form attached hereto as Exhibit B, to purchase one-half of the Warrant Shares on or before December 31, 2003, at an exercise price of $2.00 per share (the "Warrants").

     4.   Adjustments to Number of Option Shares.  The number of Option Shares
          --------------------------------------
shall be subject to adjustment from time to time in accordance with this Section 4, including the limitations set forth in Subsection 4(i).

          (a)  Definitions.  Certain capitalized terms used in this Section 4
               -----------
shall have the following meanings:

                    (i) "Additional Shares of Common Stock" means all shares of Common Stock issued by McLaren after the date hereof, except (i) the Shares, and (ii) any shares of Common Stock issued pursuant to the exercise of stock options issued by McLaren to its employees pursuant to any Company stock option plans.

                    (ii) "Convertible Securities" means evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for shares of Common Stock.

                    (iii)  "Per Share Market Price" means on any particular date
(a) the closing bid price per share of the Common Stock on such date on NASDAQ or other registered national stock exchange on which the Common Stock is then listed or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or
(b) if the Common Stock is not listed then on NASDAQ or any registered national stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by McLaren's Board of Directors, or (d) if the Common Stock is not then publicly traded, the fair market value of a share of Common Stock as determined in good faith by McLaren's Board of Directors.

          (b)  Stock Dividends, Subdivision and Combination.  In the event that,
               --------------------------------------------
on or before October 1, 2001, McLaren shall: (i) pay a dividend or other distribution of Common Stock to the holders of its outstanding Common Stock,
(ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock; then the number of Option Shares shall be adjusted so as to consist of the number of shares of Common Stock that a record holder of the number of shares of Common Stock comprising the Option Shares immediately prior to the happening of such event would own or be entitled to receive after the happening of such event. The adjustments required by this subsection shall be made whenever and as often as any specified event requiring an adjustment shall occur.

          (c)  Certain Other Dividends and Distributions.  In the event that,
               -----------------------------------------
on or before October 1, 2001, McLaren intends to pay a dividend or other distribution of: (i) cash, or (ii) any evidences of its indebtedness, any other securities or property of any nature whatsoever (other than cash or Common Stock); then at least ten (10) business days prior to the record date to determine shareholders entitled to receive such dividend or distribution, McLaren shall give notice of such proposed dividend or distribution to the Investor for the purpose of enabling the Investor to exercise the Option, and thereby participate in such dividend or distribution.

          (d)  Issuance of Additional Shares.  In the event that, on or before
               -----------------------------
October 1, 2001, McLaren shall issue or sell any Additional Shares of Common Stock for a consideration per share less than the Per Share Market Price, then the number of Option Shares shall be adjusted to that number determined by multiplying the number of Option Shares immediately prior to such adjustment by a fraction: (i) the numerator of which shall be the sum of the number of shares of Common Stock issued and outstanding, plus the number of Additional Shares of Common Stock deemed to be outstanding pursuant to Subsection 4(d) immediately prior to the issuance of such Additional Shares of Common Stock, plus the number of such Additional Shares of Common Stock so issued; and (ii) the denominator of which shall be the sum of the number of shares of Common Stock issued and outstanding, plus the number of Additional Shares of Common Stock deemed to be outstanding pursuant to Subsection 4(d) immediately prior to the issuance of such Additional Shares of Common Stock, plus the number of shares of Common Stock that the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at the Per Share Market Price. The provisions of this Subsection 4(d) shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Subsection 4(b). No adjustment of the number of Option Shares shall be made under this subsection upon the issuance of any Additional Shares of Common Stock that are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Subsection 4(d).

          (e)  Issuance of Warrants, Convertible Securities or Other Rights.
               ------------------------------------------------------------
In the event that, on or before October 1, 2001, McLaren shall issue or sell any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities (whether or not the rights to exchange or convert thereunder are immediately exercisable) and the consideration per share for which Additional Shares of Common Stock may at any time thereafter be issuable pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities shall be lower than the Exercise Price, then the number of Option Shares shall be adjusted as provided in Subsection 4(c) and the aggregate consideration for such maximum number of Additional Shares of Common Stock shall be deemed to be the minimum consideration received and receivable by McLaren for the issuance of such Additional Shares of Common Stock pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities. No adjustment of the number of Option Shares of shall be made under this Subsection 4(e) upon the issuance of any Convertible Securities that are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to this Subsection 4(e).

          (f)  Superseding Adjustment to Option Shares.  If, at any time after
               ---------------------------------------
any adjustment of the number of Option Shares shall have been made pursuant to the foregoing Subsection 4(e) on the basis of the issuance of warrants or other rights or the issuance of other Convertible Securities, or after any new adjustments of the number of shares comprising the Option Shares shall have been made pursuant to this Subsection 4(f), (i) such warrants or rights or the right of conversion or exchange in such other Convertible Securities shall expire, and a portion of such warrants or rights, or the right of conversion or exchange in respect of a portion of such other Convertible Securities, as the case may be, shall not have been exercised, and/or (ii) the consideration per share, for which shares of Common Stock are issuable pursuant to such warrants or rights or the terms of such other Convertible Securities, shall be increased for any reason, then such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock that were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the basis of (x) treating the number of Additional Shares of Common Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise of such warrants or rights or such right of conversion or exchange, as having been issued on the date or dates of such exercise and for the consideration actually received and receivable therefor, and (y) treating any such warrants or rights or any such other Convertible Securities that then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock are issuable under such warrants or rights or other Convertible Securities; and, if and to the extent called for by the foregoing provisions of this Section 4 on the basis aforesaid, a new adjustment of the number of Option Shares shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

          (g)  Other Provisions Applicable to Adjustment Under This Section.
               ------------------------------------------------------------
The following provisions shall be applicable to the making of adjustments of the number of Option Shares hereinbefore provided for in this Section 4:

                    (i)    Treasury Stock.  The sale or other disposition of any
                           --------------
issued shares of Common Stock owned or held by or for the account of McLaren shall be deemed an issuance thereof for the purposes of this Section 4.

                    (ii)   Computation of Consideration.  To the extent that any
                           ----------------------------
Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for a cash consideration, the consideration received by McLaren therefor shall be deemed to be the amount of the cash received by McLaren therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by McLaren for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends (but without deduction of any compensation, discounts or expenses paid or incurred by McLaren for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of McLaren (but without deduction of any compensation, discounts or expenses paid or incurred by McLaren for and in the underwriting of, or otherwise in connection with, the issuance thereof). In case any Additional Shares of Common Stock or Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which McLaren issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of McLaren, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be. In the event of any consolidation or merger of McLaren in which McLaren is not the surviving corporation or in the event of any sale of all or substantially all of the assets of McLaren for stock or other securities of any corporation, McLaren shall be deemed to have issued a number of Additional Shares of Common Stock or Convertible Securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and the consideration received for such issuance shall be equal to the fair market value, as determined in good faith by the Board of Directors of McLaren, on the date of such transaction, of such stock or securities of the other corporation, and if any such calculation results in adjustment of the number of Option Shares immediately prior to such merger, conversion or sale for purposes of this Subsection 4(g), such merger, conversion or sale shall be deemed to have been made after giving effect to such adjustment. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by McLaren for issuing such warrants or other rights, plus the additional consideration payable to McLaren upon the exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by McLaren for issuing any warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to McLaren in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to McLaren upon the exercise of the right of conversion or exchange in such Convertible Securities.

                    (iii)  Fractional Interests.  In computing adjustments under
                           --------------------
this section, fractional interests in Common Stock shall not be taken into account.

                    (iv)   When Adjustment Not Required; Abandonment of Plan for
                           -----------------------------------------------------
Dividend and the Like.  If McLaren shall declare a dividend or distribution of,
---------------------
or grant subscription or purchase rights with respect to, Common Stock as described in this Section 4 and shall, thereafter, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required and any such adjustment previously made in respect thereof shall be rescinded and annulled.

     (h)  Reorganization, Reclassification, Merger, Consolidation or Disposition
          ----------------------------------------------------------------------
of Assets.  In case McLaren shall reorganize its capital, reclassify its capital
---------
stock, merge or consolidate into another corporation, then the number of shares of stock purchasable upon exercise of the Option shall be adjusted to consist of the number of shares of stock or other securities that a record holder of the number of shares of Common Stock purchasable upon exercise of the Option immediately prior to such event would own or be entitled to receive immediately after such event.

     (i)  No Adjustment.  Notwithstanding the foregoing, an adjustment as
          -------------
provided in this Section 4 shall not be made if: (a) McLaren offers securities to the public pursuant to a registration statement under the Act, (b) McLaren issues securities pursuant to the acquisition by McLaren of any product, technology, know-how or another corporation by merger, purchase of all or substantially all of the assets, or any other reorganization whereby McLaren owns over fifty percent (50%) of the voting power of such corporation, (c) Company issues shares of its capital stock in connection with any stock split, stock dividend or McLaren issues any shares of common stock of McLaren pursuant to options, warrants or rights granted before the date hereof, or granted before or after the date hereof if granted to purchase shares of such common stock in favor of employees, directors, officers, strategic partners or consultants of McLaren or any subsidiary thereof pursuant to a stock option plan or agreement approved by McLaren's Board of Directors; provided that such stock options thereunder, if granted after the date hereof, are granted at a conversion or exercise price that McLaren's Board of Directors determines in good faith is not less than the fair market value of the securities into which they are exercisable as of the date of grant, or (d) McLaren converts any securities into Common Stock pursuant to McLaren's Certificate of Incorporation, as amended.

     (j)  Notice of Adjustment.  Whenever McLaren takes any action that causes
          --------------------
the composition of the Option to change under Subsections 4(b) through 4(h), McLaren shall provide the Investor with written notice of such change and the number of Option Shares for which the Option is or will become exercisable. In addition to any other notice required hereunder, McLaren shall provide the Investor with a copy of any notice that McLaren is required to provide those persons holding shares of Common Stock on the same date such persons receive such notice.

  5. Representations and Warranties of Investor.  Investor hereby acknowledges,
     ------------------------------------------
represents and warrants as follows:

     (a) INVESTOR ACKNOWLEDGES THAT THE SHARES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION.

     (b) Investor has the financial ability to bear the economic risk of Investor's investment in the Shares (including a complete loss of Investor's investment) and has no need for liquidity with respect to Investor's investment in the Shares.

     (c) Each of Investor's members has: (i) acknowledged that the Shares represent substantially all of Investor's assets; (ii) the financial ability to bear the economic risk of such member's investment in Investor (including a complete loss of such member's investment in Investor), (iii) and no need for liquidity with respect to Member's investment in the Investor.

     (d) Investor, and each of Investor's members, has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of an investment in the Shares and has obtained, in Investor's reasonable judgment, sufficient information from McLaren to evaluate the merits and risks of an investment in the Shares.

     (e) Investor, and each of Investor's members, is an "accredited investor" as that term is defined in Rule 501(a) promulgated under Regulation D of the Securities Act (an "Accredited Investor").

     (f) Investor is acquiring the Shares for its own account and not with a view to the distribution thereof within the meaning of the Securities Act.

     (g) The Shares are not being subscribed for by Investor as a result of any material information about McLaren's business that has not been publicly disclosed.

     (h) Investor has been given the opportunity to ask questions of, and receive answers from, the management of McLaren concerning the terms and conditions of the Offering and other matters pertaining to Investor's investment, and has been given the opportunity to obtain such additional information necessary to verify the accuracy of the information which was otherwise provided in order for Investor to evaluate the merits and risks of an investment in the Shares to the extent McLaren possesses such information or can acquire it without unreasonable effort or expense.

     (i) Investor, and each of Investor's members, has obtained and reviewed McLaren's Annual Report on Form 10-KSB for the year ended September 30, 2000, Quarterly Reports on Form 10-QSB for the quarters ended December 31, 2000, and March 31, 2001, Current Report on Form 8-K filed December 8, 2000, Current Report on Form 8-K filed April 26, 2001, 2000 Annual Report to Shareholders, and Definitive Proxy Statement for the Annual Meeting of Shareholders held on February 11, 2001.

     (j) Investor acknowledges that the representations, warranties, agreements, undertaking and acknowledgments made by Investor in this Agreement are made with the intent that they be relied upon by McLaren and its management in determining Investor's suitability as a purchaser of the Shares.

     (k) Investor has obtained written representations and warranties similar to those set forth in this Section 6 from each of Investor's members and has informed each of its members in writing that such representations and warranties shall be relied upon by McLaren and its management in determining Investor's suitability as a purchaser of the Shares.

  6. Warranties and Representations of McLaren.  McLaren represents and warrants
     -----------------------------------------
to Investor that:

     (a) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by McLaren's Board of Directors, and no other corporate proceedings on the part of McLaren are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by McLaren and constitutes a valid and binding agreement of McLaren, enforceable against McLaren in accordance with its terms.

     (b) The Shares, upon issuance pursuant hereto, shall be duly authorized, validly issued, fully paid and nonassessable and shall be delivered free and clear of all claims, liens, encumbrances, security interests and charges of any nature whatsoever.

  7. Rights as a Shareholder.  Investor shall have no rights of a shareholder
     -----------------------
of McLaren with respect to the Shares until such shares are actually issued to Investor. Except as provided in Section 4 or the Warrants, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

  8. Registration Rights.  On or before October 5, 2001, Investor and McLaren
     -------------------
shall enter into a Registration Rights Agreement in form attached hereto as Exhibit C providing Investor with certain registration rights with respect to the Shares.

  9. Miscellaneous.
     -------------

     (a)  Modification.  Neither this Agreement nor any provision hereof shall
          ------------
be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

     (b)  Notices.  Any notice, demand or other communication which any party
          -------
hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (i) delivered by a recognized national courier service to such address as may be given herein, or (ii) delivered personally at such address.

     (c)  Binding Effect.  Except as otherwise provided herein, this Agreement
          --------------
shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

     (d)  Entire Agreement.  This Agreement contains the entire agreement of the
          ----------------
parties with respect to the subject matter hereof, and there are no representations, covenants or other agreements except as stated or referred to herein.

     (e)  Assignability.  None of this Agreement, the Options nor the Warrants
          -------------
are transferable or assignable by either party without the prior written consent of the other party; provided, however, that Investor may assign all or a portion of Investor's rights hereunder to any of Investor's members or any entity controlled by Investor or Investor's members, and further provided that such assignee is an "Accredited Investor" and, prior to such assignment, Investor delivers to McLaren a written opinion of counsel reasonably acceptable to McLaren that such assignment is exempt from registration under the Securities Act and applicable state law.

     (f)  Applicable Law.  This Agreement shall be governed by and construed in
          --------------
accordance with the laws of the State of Michigan applicable to contracts made and to be performed entirely within such state without giving effect to the choice of law provisions of such state.

     (g)  Counterparts; Facsimile Execution.  This Agreement may be executed
          ---------------------------------
through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart. This Agreement may be signed by fax delivery of a signed signature page to the other party and such fax execution shall be valid in all respects.

  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                         McLAREN PERFORMANCE TECHNOLOGIES, INC.



                         By: /s/ Steven Rossi
                            ----------------------------------------------
                              Steven Rossi, President



                         INVESTOR:

                         EMM McLAREN INVESTMENT COMPANY, L.L.C.



                         By:  /s/ Michael L. Garavaglia Member of
                            ----------------------------------------------
                         Its: EMM Management Group LLC
                             ---------------------------------------------
                              its Manager

                                   EXHIBIT A

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER SAID ACTS AND ALL OTHER APPLICABLE SECURITIES LAWS UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                              WARRANT TO PURCHASE

                            SHARES OF COMMON STOCK

                                      OF

                    MCLAREN PERFORMANCE TECHNOLOGIES, INC.


Number of Shares:    [10% of Option Shares acquired on or before October 1,
                     2001]
Date of Issuance:    October 5, 2001
Date of Expiration:  December 31, 2002


     FOR VALUE RECEIVED, the undersigned, McLaren Performance Technologies, Inc., a Delaware corporation (the "Company"), hereby certifies that EMM McLaren Investment Company, L.L.C., a Michigan limited liability company located at 1845 Maxwell, Suite 101, Troy, Michigan 48084 ("EMM"), is entitled to subscribe for and purchase, during the period specified in this Warrant, [10% of Option Shares acquired on or before October 1, 2001] shares of common stock of the Company, at an exercise price per share equal to the Per Share Exercise Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth.

1.  Definitions.  Certain capitalized terms used in this Warrant shall have the
    -----------
following meanings:

     (a) "Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

     (b) "Additional Shares of Common Stock" means all shares of Common Stock issued by the Company after the date hereof, except (i) the Warrant Stock, and
(ii) any shares of Common Stock issued pursuant to the exercise of stock options issued by the Company to its employees pursuant to any Company stock option plans.

     (c)  "Common Stock" means the Company's common stock, $0.00001 par value.

     (d) "Commission" means the United States Securities and Exchange Commission or any successor agency.

     (e) "Convertible Securities" means evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for shares of Common Stock.

     (f)  "Expiration Date" means December 31, 2002.

     (g) "Holder" means EMM, or any permitted assignee who may have acquired this Warrant in accordance with the terms of Section 7.

     (h)  "Issuance Date" means October 5, 2001.

     (i)  "Per Share Exercise Price" shall mean $1.00 per share.

     (j) "Per Share Market Price" means on any particular date (a) the closing bid price per share of the Common Stock on such date on NASDAQ or other registered national stock exchange on which the Common Stock is then listed or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on NASDAQ or any registered national stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by McLaren's Board of Directors, or (d) if the Common Stock is not then publicly traded, the fair market value of a share of Common Stock as determined in good faith by the Company's Board of Directors.

     (k) "Person" means any individual, corporation, partnership, trust, unincorporated organization and any government, and any political subdivision, instrumentality or agency thereof.

     (l) "Registration Rights Agreement" means that certain Registration Rights Agreement made as of October 5, 2001, by and between the Company and EMM.

     (m)  "Term" shall have the meaning set forth in Section 2.

     (n) "Warrant Stock" means the [10% of Option Shares acquired on or before October 1, 2001] shares of Common Stock issuable upon the exercise of this Warrant, subject to adjustment in accordance with Section 8.

     (o) "Warrant Office" means 32233 West Eight Mile Road, Livonia, Michigan 48152, or such other office of the Company or of any transfer agent of the Common Stock in the continental United States as to which written notice has previously been given to the then current Holder of this Warrant.

2.  Exercisability; Expiration.  The right to subscribe for and purchase not
    --------------------------
less than all of the shares of Warrant Stock represented hereby shall commence on the Issuance Date and shall expire at 5:00 p.m., Detroit time, on the Expiration Date (such period being the "Term"). The purchase rights represented by this Warrant may be exercised in whole at any time and from time to time during the Term. Rights to purchase shares under this Warrant shall expire and may not be exercised after at 5:00 p.m., eastern daylight savings time, on Expiration Date.

3.  Method of Exercise.  To the extent this Warrant is exercisable, to exercise
    ------------------
this Warrant, the Holder shall deliver to the Company at the Warrant Office in accordance with Section 13: (a) a Notice of Exercise substantially in the form attached hereto as Exhibit A duly executed by the Holder, (b) payment of an amount equal to the product of the Per Share Exercise Price multiplied by the number of shares of Warrant Stock, which shall be made in cash or by certified or bank cashier's check payable to the order of the Company, and (c) this Warrant. An exercise of this Warrant shall be deemed to be effective upon receipt by the Company of all of the items described in the preceding sentence. The Company shall thereafter, as promptly as practicable, cause to be issued and delivered to the Holder a certificate or certificates representing the Warrant Stock specified in the Notice of Exercise. The stock certificate or certificates so delivered shall be in denominations of shares as may be specified in said notice and shall be issued in the name of the Holder. The Company shall pay all expenses, taxes (excluding capital gains and income taxes) and other charges payable in connection with the preparation, issuance and delivery of stock certificates.

4.  Shares to be Fully Paid and Non-Assessable.  The Warrant Stock shall be
    ------------------------------------------
validly issued, fully paid, non- assessable and free from preemptive rights.

5.  No Fractional Shares to be Issued.  The Company shall not be required upon
    ---------------------------------
any exercise of this Warrant to issue a certificate representing any fraction of a share of Common Stock.

6.  Legend on Warrant Stock.  Each certificate representing the Warrant Stock,
    -----------------------
unless at the time of exercise such shares are registered under the Act, shall bear substantially the following legend (and any additional legend required by any national securities exchanges upon which such shares may, at the time of such exercise, be listed or under applicable securities laws): THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THEY MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED, OR OTHERWISE DISPOSED OF UNLESS, IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER, SUCH TRANSFER WOULD BE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACTS OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

7.  Ownership of Warrant; Restrictions on Transfer.  The Company may deem and
    ----------------------------------------------
treat the Person in whose name this Warrant is registered as the Holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary. Neither this Warrant, nor any rights hereunder, are transferable, in whole or in part, without the prior written consent of the Company.

8.  Adjustments to Number of Shares of Warrant Stock.  The number of shares of
    -------------------------------------------------
Warrant Stock shall be subject to adjustment from time to time in accordance with this Section 8, including the limitations set forth in Subsection 8(h).

     (a)  Stock Dividends, Subdivision and Combination.  In the event that,
          --------------------------------------------
during the Term, the Company shall: (i) pay a dividend or other distribution of Common Stock to the holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock; then the number of shares of Warrant Stock shall be adjusted so as to consist of the number of shares of Common Stock that a record holder of the number of shares of Common Stock comprising the Warrant Stock immediately prior to the happening of such event would own or be entitled to receive after the happening of such event. The adjustments required by this subsection shall be made whenever and as often as any specified event requiring an adjustment shall occur.

     (b)  Certain Other Dividends and Distributions.  In the event that, during
          -----------------------------------------
the Term, the Company intends to pay a dividend or other distribution of: (i) cash, or (ii) any evidences of its indebtedness, any other securities or property of any nature whatsoever (other than cash or Common Stock); then at least ten (10) business days prior to the record date to determine shareholders entitled to receive such dividend or distribution, the Company shall give notice of such proposed dividend or distribution to the Holder for the purpose of enabling the Holder to exercise this Warrant, and thereby participate in such dividend or distribution.

     (c)  Issuance of Additional Shares. In the event that, during the Term, the
          -----------------------------
Company shall issue or sell any Additional Shares of Common Stock for a consideration per share less than the Per Share Market Price, then the number of shares of Warrant Stock shall be adjusted to that number determined by multiplying the number of shares of Warrant Stock immediately prior to such adjustment by a fraction: (i) the numerator of which shall be the sum of the number of shares of Common Stock issued and outstanding, plus the number of Additional Shares of Common Stock deemed to be outstanding pursuant to Subsection 8(d) immediately prior to the issuance of such Additional Shares of Common Stock, plus the number of such Additional Shares of Common Stock so issued; and (ii) the denominator of which shall be the sum of the number of shares of Common Stock issued and outstanding, plus the number of Additional Shares of Common Stock deemed to be outstanding pursuant to Subsection 8(d) immediately prior to the issuance of such Additional Shares of Common Stock, plus the number of shares of Common Stock that the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at the Per Share Market Price. The provisions of this Subsection 8(c) shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Subsection 8(a). No adjustment of the number of shares of Warrant Stock shall be made under this subsection upon the issuance of any Additional Shares of Common Stock that are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Subsection 8(d).

     (d)  Issuance of Warrants, Convertible Securities or Other Rights.  In the
          ------------------------------------------------------------
event that, during the Term, the Company shall issue or sell any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities (whether or not the rights to exchange or convert thereunder are immediately exercisable) and the consideration per share for which Additional Shares of Common Stock may at any time thereafter be issuable pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities shall be lower than the Per Share Exercise Price, then the number of shares of Warrant Stock shall be adjusted as provided in Subsection 8(c) and the aggregate consideration for such maximum number of Additional Shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such Additional Shares of Common Stock pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities. No adjustment of the number of shares of Warrant Stock shall be made under this Subsection 8(d) upon the issuance of any Convertible Securities that are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to this Subsection 8(d).

     (e)  Superseding Adjustment to Warrant Stock.  If, at any time after any
          ----------------------------------------
adjustment of the number of shares of Warrant Stock shall have been made pursuant to the foregoing Subsection 8(d) on the basis of the issuance of warrants or other rights or the issuance of other Convertible Securities, or after any new adjustments of the number of shares comprising the Warrant Stock shall have been made pursuant to this Subsection 8(e), (i) such warrants or rights or the right of conversion or exchange in such other Convertible Securities shall expire, and a portion of such warrants or rights, or the right of conversion or exchange in respect of a portion of such other Convertible Securities, as the case may be, shall not have been exercised, and/or (ii) the consideration per share, for which shares of Common Stock are issuable pursuant to such warrants or rights or the terms of such other Convertible Securities, shall be increased for any reason, then such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock that were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the basis of (x) treating the number of Additional Shares of Common Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise of such warrants or rights or such right of conversion or exchange, as having been issued on the date or dates of such exercise and for the consideration actually received and receivable therefor, and (y) treating any such warrants or rights or any such other Convertible Securities that then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock are issuable under such warrants or rights or other Convertible Securities; and, if and to the extent called for by the foregoing provisions of this Section 8 on the basis aforesaid, a new adjustment of the number of shares of Warrant Stock shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

     (f)  Other Provisions Applicable to Adjustment Under This Section.  The
          ------------------------------------------------------------
following provisions shall be applicable to the making of adjustments of the number of shares of Warrant Stock hereinbefore provided for in this Section 8:

          (i)  Treasury Stock.  The sale or other disposition of any issued
               --------------
     shares of Common Stock owned or held by or for the account of the Company shall be deemed an issuance thereof for the purposes of this Section 8.

          (ii) Computation of Consideration.  To the extent that any Additional
               ----------------------------
     Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for a cash consideration, the consideration received by the Company therefor shall be deemed to be the amount of the cash received by the Company therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends (but without deduction of any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Company (but without deduction of any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). In case any Additional Shares of Common Stock or Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of Additional Shares of Common Stock or Convertible Securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and the consideration received for such issuance shall be equal to the fair market value, as determined in good faith by the Board of Directors of the Company, on the date of such transaction, of such stock or securities of the other corporation, and if any such calculation results in adjustment of the number of shares of Warrant Stock immediately prior to such merger, conversion or sale for purposes of this Subsection 8(f), such merger, conversion or sale shall be deemed to have been made after giving effect to such adjustment. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants or other rights, plus the additional consideration payable to the Company upon the exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by the Company for issuing any warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Convertible Securities.

          (iii) Fractional Interests.  In computing adjustments under this
                --------------------
     section, fractional interests in Common Stock shall not be taken into account.

          (iv)  When Adjustment Not Required; Abandonment of Plan for Dividend
                --------------------------------------------------------------
     and the Like.  If the Company shall declare a dividend or distribution of,
     ------------
     or grant subscription or purchase rights with respect to, Common Stock as described in this Section 8 and shall, thereafter, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required and any such adjustment previously made in respect thereof shall be rescinded and annulled.

     (g)  Reorganization, Reclassification, Merger, Consolidation or Disposition
          ----------------------------------------------------------------------
of Assets.  In case the Company shall reorganize its capital, reclassify its
---------
capital stock, merge or consolidate into another corporation, then the number of shares of stock purchasable upon exercise of this Warrant shall be adjusted to consist of the number of shares of stock or other securities that a record holder of the number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior to such event would own or be entitled to receive immediately after such event.

     (h)  No Adjustment.  Notwithstanding the foregoing, an adjustment as
          -------------
provided in this Section 8 shall not be made if: (a) the Company offers securities to the public pursuant to a registration statement under the Act, (b) the Company issues securities pursuant to the acquisition by the Company of any product, technology, know-how or another corporation by merger, purchase of all or substantially all of the assets, or any other reorganization whereby the Company owns over fifty percent (50%) of the voting power of such corporation,
(c) Company issues shares of its capital stock in connection with any stock split, stock dividend or the Company issues any shares of common stock of the Company pursuant to options, warrants or rights granted before August 1, 2001, or granted before or after the date hereof if granted to purchase shares of such common stock in favor of employees, directors, officers, strategic partners or consultants of the Company or any subsidiary thereof pursuant to a stock option plan or agreement approved by the Company's Board of Directors; provided that such stock options thereunder, if granted after the date hereof, are granted at a conversion or exercise price that the Company's Board of Directors determines in good faith is not less than the fair market value of the securities into which they are exercisable as of the date of grant, or (d) the Company converts any securities into Common Stock pursuant to the Company's Certificate of Incorporation, as amended.

     (i)  Notice of Adjustment.  Whenever the Company takes any action that
          --------------------
causes the composition of the Warrant Stock to change under Subsections 8(a) through 8(g), the Company shall provide the Holder with written notice, in accordance with Section 13, of such change and the number of shares of Warrant Stock for which this Warrant is or will become exercisable. In addition to any other notice required hereunder, the Company shall provide the Holder with a copy of any notice that the Company is required to provide those Persons holding shares of Common Stock on the same date such persons receive such notice.

9.  Certain Covenants of the Company.  The Company has taken all action
    --------------------------------
necessary to authorize the issuance of this Warrant and the issuance of shares of Common Stock upon exercise hereof. The Company covenants and agrees that it will reserve and set apart and have at all times, free from preemptive rights, a number of shares of authorized but unissued Common Stock or other securities deliverable upon the exercise of this Warrant from time to time sufficient to enable it at any time to fulfill all its obligations hereunder.

10.  Entire Agreement.  This Warrant contains the entire agreement between the
     ----------------
Holder and the Company with respect to the Warrant Stock and supersedes all prior arrangements or understandings with respect thereto.

11.  Waiver and Amendment.  Any term or provision of this Warrant may be waived
     --------------------
at any time by the party that is entitled to the benefits thereof, and any term or provision of this Warrant may be amended or supplemented at any time by agreement of the Holder and the Company, except that any waiver of any term or condition, or any amendment or supplementation, of this Warrant must be in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Warrant shall not in any way affect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with any term or condition of this Warrant.

12.  Illegality.  In the event that any one or more of the provisions contained
     ----------
in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

13.  Notices.  Any notice or other document required or permitted to be given or
     -------
delivered to the Holder shall be delivered personally, or sent by certified or registered mail, to the Holder at the last address shown on the books of the Company maintained at the Warrant Office for the registration of the Warrant or at any more recent address of which any Holder shall have notified the Company in writing in accordance with this Section 13. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered personally, or sent by certified or registered mail, to the Warrant Office, attention: Chief Financial Officer. Any notice given by either party hereunder shall be deemed to be effective upon receipt.

14.  Limitation of Liability; Not A Shareholder.  No provision of this Warrant
     ------------------------------------------
shall be construed as conferring upon the Holder the right to vote, consent, receive dividends or receive notice other than as herein expressly provided in respect of meetings of shareholders for the election of directors of the Company or any other matter whatsoever as a shareholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase Warrant Stock, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of such Holder for the purchase price of any Warrant Stock or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

15.  Loss, Destruction, Etc. of Warrant.  Upon receipt of evidence satisfactory
     ----------------------------------
to the Company of the loss, theft, mutilation or destruction of the Warrant, and in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation, upon surrender and cancellation of the Warrant, the Company shall make and deliver a new warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this Section 15 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

     IN WITNESS WHEREOF, the Company has executed this Warrant as of the day and year first above written.

                             MCLAREN PERFORMANCE TECHNOLOGIES, INC.



                             By:_________________________________
                                     Steven Rossi, President

                                   EXHIBIT A

                              NOTICE OF EXERCISE

Dated: _______________

     The undersigned hereby irrevocably elects to exercise its right to purchase [10% of Option Shares acquired on or before October 1, 2001] shares of the common stock, $0.00001 par value per share, of McLaren Performance Technologies, Inc., such right being pursuant to a Warrant dated October 5, 2001, as issued to EMM McLaren Investment Company, L.L.C. (the "Warrant"), and remits herewith the sum of [$1.00 x 10% of Option Shares acquired on or before October 1, 2001] dollars in payment for same in accordance with the terms of the Warrant.

INSTRUCTIONS FOR REGISTRATION OF STOCK (Please typewrite or print in block letters)

Name:      __________________________________________________

Address:   __________________________________________________
           __________________________________________________
           __________________________________________________

Signature: __________________________________________________

                                   EXHIBIT B

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER SAID ACTS AND ALL OTHER APPLICABLE SECURITIES LAWS UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                              WARRANT TO PURCHASE

                            SHARES OF COMMON STOCK

                                      OF

                    MCLAREN PERFORMANCE TECHNOLOGIES, INC.

Number of Shares:   [10% of Option Shares acquired on or before October 1, 2001]
Date of Issuance:   October 5, 2001
Date of Expiration: December 31, 2003

     FOR VALUE RECEIVED, the undersigned, McLaren Performance Technologies, Inc., a Delaware corporation (the "Company"), hereby certifies that EMM McLaren Investment Company, L.L.C., a Michigan limited liability company located at 1845 Maxwell, Suite 101, Troy, Michigan 48084 ("EMM"), is entitled to subscribe for and purchase, during the period specified in this Warrant, [10% of Option Shares acquired on or before October 1, 2001] shares of common stock of the Company, at an exercise price per share equal to the Per Share Exercise Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth.

1.  Definitions.  Certain capitalized terms used in this Warrant shall have the
    -----------
following meanings:

     (a) "Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

     (b) "Additional Shares of Common Stock" means all shares of Common Stock issued by the Company after the date hereof, except (i) the Warrant Stock, and
(ii) any shares of Common Stock issued pursuant to the exercise of stock options issued by the Company to its employees pursuant to any Company stock option plans.

     (c) "Common Stock" means the Company's common stock, $0.00001 par value.

     (d) "Commission" means the United States Securities and Exchange Commission or any successor agency.

     (e) "Convertible Securities" means evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for shares of Common Stock.

     (f) "Expiration Date" means December 31, 2003.

     (g) "Holder" means EMM, or any permitted assignee who may have acquired this Warrant in accordance with the terms of Section 7.

     (h) "Issuance Date" means October 5, 2001.

     (i) "Per Share Exercise Price" shall mean $2.00 per share.

     (j) "Per Share Market Price" means on any particular date (a) the closing bid price per share of the Common Stock on such date on NASDAQ or other registered national stock exchange on which the Common Stock is then listed or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on NASDAQ or any registered national stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by McLaren's Board of Directors, or (d) if the Common Stock is not then publicly traded, the fair market value of a share of Common Stock as determined in good faith by the Company's Board of Directors.

     (k) "Person" means any individual, corporation, partnership, trust, unincorporated organization and any government, and any political subdivision, instrumentality or agency thereof.

     (l) "Registration Rights Agreement" means that certain Registration Rights Agreement made as of October 5, 2001, by and between the Company and EMM.

     (m) "Term" shall have the meaning set forth in Section 2.

     (n) "Warrant Stock" means the [10% of Option Shares acquired on or before October 1, 2001] shares of Common Stock issuable upon the exercise of this Warrant, subject to adjustment in accordance with Section 8.

     (o) "Warrant Office" means 32233 West Eight Mile Road, Livonia, Michigan 48152, or such other office of the Company or of any transfer agent of the Common Stock in the continental United States as to which written notice has previously been given to the then current Holder of this Warrant.

2.  Exercisability; Expiration.  The right to subscribe for and purchase not
    --------------------------
less than all of the shares of Warrant Stock represented hereby shall commence on the Issuance Date and shall expire at 5:00 p.m., Detroit time, on the Expiration Date (such period being the "Term"). The purchase rights represented by this Warrant may be exercised in whole at any time and from time to time during the Term. Rights to purchase shares under this Warrant shall expire and may not be exercised after at 5:00 p.m., eastern daylight savings time, on Expiration Date.

3.  Method of Exercise.  To the extent this Warrant is exercisable, to exercise
    ------------------
this Warrant, the Holder shall deliver to the Company at the Warrant Office in accordance with Section 13: (a) a Notice of Exercise substantially in the form attached hereto as Exhibit A duly executed by the Holder, (b) payment of an amount equal to the product of the Per Share Exercise Price multiplied by the number of shares of Warrant Stock, which shall be made in cash or by certified or bank cashier's check payable to the order of the Company, and (c) this Warrant. An exercise of this Warrant shall be deemed to be effective upon receipt by the Company of all of the items described in the preceding sentence. The Company shall thereafter, as promptly as practicable, cause to be issued and delivered to the Holder a certificate or certificates representing the Warrant Stock specified in the Notice of Exercise. The stock certificate or certificates so delivered shall be in denominations of shares as may be specified in said notice and shall be issued in the name of the Holder. The Company shall pay all expenses, taxes (excluding capital gains and income taxes) and other charges payable in connection with the preparation, issuance and delivery of stock certificates.

4.  Shares to be Fully Paid and Non-Assessable.  The Warrant Stock shall be
    ------------------------------------------
validly issued, fully paid, non- assessable and free from preemptive rights.

5.  No Fractional Shares to be Issued.  The Company shall not be required upon
    ---------------------------------
any exercise of this Warrant to issue a certificate representing any fraction of a share of Common Stock.

6.  Legend on Warrant Stock.  Each certificate representing the Warrant Stock,
    -----------------------
unless at the time of exercise such shares are registered under the Act, shall bear substantially the following legend (and any additional legend required by any national securities exchanges upon which such shares may, at the time of such exercise, be listed or under applicable securities laws): THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THEY MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED, OR OTHERWISE DISPOSED OF UNLESS, IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER, SUCH TRANSFER WOULD BE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACTS OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

7.  Ownership of Warrant; Restrictions on Transfer.  The Company may deem and
    ----------------------------------------------
treat the Person in whose name this Warrant is registered as the Holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary. Neither this Warrant, nor any rights hereunder, are transferable, in whole or in part, without the prior written consent of the Company.

8.  Adjustments to Number of Shares of Warrant Stock.  The number of shares of
    ------------------------------------------------
Warrant Stock shall be subject to adjustment from time to time in accordance with this Section 8, including the limitations set forth in Subsection 8(h).

     (a) Stock Dividends, Subdivision and Combination.  In the event that,
         --------------------------------------------
during the Term, the Company shall: (i) pay a dividend or other distribution of Common Stock to the holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock; then the number of shares of Warrant Stock shall be adjusted so as to consist of the number of shares of Common Stock that a record holder of the number of shares of Common Stock comprising the Warrant Stock immediately prior to the happening of such event would own or be entitled to receive after the happening of such event. The adjustments required by this subsection shall be made whenever and as often as any specified event requiring an adjustment shall occur.

     (b) Certain Other Dividends and Distributions.  In the event that, during
         -----------------------------------------
the Term, the Company intends to pay a dividend or other distribution of: (i) cash, or (ii) any evidences of its indebtedness, any other securities or property of any nature whatsoever (other than cash or Common Stock); then at least ten (10) business days prior to the record date to determine shareholders entitled to receive such dividend or distribution, the Company shall give notice of such proposed dividend or distribution to the Holder for the purpose of enabling the Holder to exercise this Warrant, and thereby participate in such dividend or distribution.

     (c) Issuance of Additional Shares.  In the event that, during the Term, the
         -----------------------------
Company shall issue or sell any Additional Shares of Common Stock for a consideration per share less than the Per Share Market Price, then the number of shares of Warrant Stock shall be adjusted to that number determined by multiplying the number of shares of Warrant Stock immediately prior to such adjustment by a fraction: (i) the numerator of which shall be the sum of the number of shares of Common Stock issued and outstanding, plus the number of Additional Shares of Common Stock deemed to be outstanding pursuant to Subsection 8(d) immediately prior to the issuance of such Additional Shares of Common Stock, plus the number of such Additional Shares of Common Stock so issued; and (ii) the denominator of which shall be the sum of the number of shares of Common Stock issued and outstanding, plus the number of Additional Shares of Common Stock deemed to be outstanding pursuant to Subsection 8(d) immediately prior to the issuance of such Additional Shares of Common Stock, plus the number of shares of Common Stock that the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at the Per Share Market Price. The provisions of this Subsection 8(c) shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Subsection 8(a). No adjustment of the number of shares of Warrant Stock shall be made under this subsection upon the issuance of any Additional Shares of Common Stock that are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Subsection 8(d).

     (d) Issuance of Warrants, Convertible Securities or Other Rights.  In the
         ------------------------------------------------------------
event that, during the Term, the Company shall issue or sell any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities (whether or not the rights to exchange or convert thereunder are immediately exercisable) and the consideration per share for which Additional Shares of Common Stock may at any time thereafter be issuable pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities shall be lower than the Per Share Exercise Price, then the number of shares of Warrant Stock shall be adjusted as provided in Subsection 8(c) and the aggregate consideration for such maximum number of Additional Shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such Additional Shares of Common Stock pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities. No adjustment of the number of shares of Warrant Stock shall be made under this Subsection 8(d) upon the issuance of any Convertible Securities that are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to this Subsection 8(d).

     (e) Superseding Adjustment to Warrant Stock.  If, at any time after any
         ---------------------------------------
adjustment of the number of shares of Warrant Stock shall have been made pursuant to the foregoing Subsection 8(d) on the basis of the issuance of warrants or other rights or the issuance of other Convertible Securities, or after any new adjustments of the number of shares comprising the Warrant Stock shall have been made pursuant to this Subsection 8(e), (i) such warrants or rights or the right of conversion or exchange in such other Convertible Securities shall expire, and a portion of such warrants or rights, or the right of conversion or exchange in respect of a portion of such other Convertible Securities, as the case may be, shall not have been exercised, and/or (ii) the consideration per share, for which shares of Common Stock are issuable pursuant to such warrants or rights or the terms of such other Convertible Securities, shall be increased for any reason, then such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock that were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the basis of (x) treating the number of Additional Shares of Common Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise of such warrants or rights or such right of conversion or exchange, as having been issued on the date or dates of such exercise and for the consideration actually received and receivable therefor, and (y) treating any such warrants or rights or any such other Convertible Securities that then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock are issuable under such warrants or rights or other Convertible Securities; and, if and to the extent called for by the foregoing provisions of this Section 8 on the basis aforesaid, a new adjustment of the number of shares of Warrant Stock shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

     (f) Other Provisions Applicable to Adjustment Under This Section.  The
         ------------------------------------------------------------
following provisions shall be applicable to the making of adjustments of the number of shares of Warrant Stock hereinbefore provided for in this Section 8:

         (i)   Treasury Stock.  The sale or other disposition of any issued
               --------------
     shares of Common Stock owned or held by or for the account of the Company shall be deemed an issuance thereof for the purposes of this Section 8.

         (ii)  Computation of Consideration.  To the extent that any Additional
               ----------------------------
     Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for a cash consideration, the consideration received by the Company therefor shall be deemed to be the amount of the cash received by the Company therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends (but without deduction of any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Company (but without deduction of any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). In case any Additional Shares of Common Stock or Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of Additional Shares of Common Stock or Convertible Securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and the consideration received for such issuance shall be equal to the fair market value, as determined in good faith by the Board of Directors of the Company, on the date of such transaction, of such stock or securities of the other corporation, and if any such calculation results in adjustment of the number of shares of Warrant Stock immediately prior to such merger, conversion or sale for purposes of this Subsection 8(f), such merger, conversion or sale shall be deemed to have been made after giving effect to such adjustment. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants or other rights, plus the additional consideration payable to the Company upon the exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by the Company for issuing any warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Convertible Securities.

          (iii)  Fractional Interests.  In computing adjustments under this
                 --------------------
     section, fractional interests in Common Stock shall not be taken into account.

          (iv)   When Adjustment Not Required; Abandonment of Plan for Dividend
                 --------------------------------------------------------------
     and the Like.  If the Company shall declare a dividend or distribution of,
     ------------
     or grant subscription or purchase rights with respect to, Common Stock as described in this Section 8 and shall, thereafter, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required and any such adjustment previously made in respect thereof shall be rescinded and annulled.

     (g)  Reorganization, Reclassification, Merger, Consolidation or Disposition
          ----------------------------------------------------------------------
of Assets.  In case the Company shall reorganize its capital, reclassify its
---------
capital stock, merge or consolidate into another corporation, then the number of shares of stock purchasable upon exercise of this Warrant shall be adjusted to consist of the number of shares of stock or other securities that a record holder of the number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior to such event would own or be entitled to receive immediately after such event.

     (h)  No Adjustment.  Notwithstanding the foregoing, an adjustment as
          -------------
provided in this Section 8 shall not be made if: (a) the Company offers securities to the public pursuant to a registration statement under the Act, (b) the Company issues securities pursuant to the acquisition by the Company of any product, technology, know-how or another corporation by merger, purchase of all or substantially all of the assets, or any other reorganization whereby the Company owns over fifty percent (50%) of the voting power of such corporation,
(c) Company issues shares of its capital stock in connection with any stock split, stock dividend or the Company issues any shares of common stock of the Company pursuant to options, warrants or rights granted before August 1, 2001, or granted before or after the date hereof if granted to purchase shares of such common stock in favor of employees, directors, officers, strategic partners or consultants of the Company or any subsidiary thereof pursuant to a stock option plan or agreement approved by the Company's Board of Directors; provided that such stock options thereunder, if granted after the date hereof, are granted at a conversion or exercise price that the Company's Board of Directors determines in good faith is not less than the fair market value of the securities into which they are exercisable as of the date of grant, or (d) the Company converts any securities into Common Stock pursuant to the Company's Certificate of Incorporation, as amended.

     (i) Notice of Adjustment.  Whenever the Company takes any action that
         --------------------
causes the composition of the Warrant Stock to change under Subsections 8(a) through 8(g), the Company shall provide the Holder with written notice, in accordance with Section 13, of such change and the number of shares of Warrant Stock for which this Warrant is or will become exercisable. In addition to any other notice required hereunder, the Company shall provide the Holder with a copy of any notice that the Company is required to provide those Persons holding shares of Common Stock on the same date such persons receive such notice.

9.  Certain Covenants of the Company.  The Company has taken all action
    --------------------------------
necessary to authorize the issuance of this Warrant and the issuance of shares of Common Stock upon exercise hereof. The Company covenants and agrees that it will reserve and set apart and have at all times, free from preemptive rights, a number of shares of authorized but unissued Common Stock or other securities deliverable upon the exercise of this Warrant from time to time sufficient to enable it at any time to fulfill all its obligations hereunder.

10.  Entire Agreement.  This Warrant contains the entire agreement between the
     ----------------
Holder and the Company with respect to the Warrant Stock and supersedes all prior arrangements or understandings with respect thereto.

11.  Waiver and Amendment.  Any term or provision of this Warrant may be waived
     --------------------
at any time by the party that is entitled to the benefits thereof, and any term or provision of this Warrant may be amended or supplemented at any time by agreement of the Holder and the Company, except that any waiver of any term or condition, or any amendment or supplementation, of this Warrant must be in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Warrant shall not in any way affect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with any term or condition of this Warrant.

12.  Illegality.  In the event that any one or more of the provisions contained
     ----------
in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

13.  Notices.  Any notice or other document required or permitted to be given or
     -------
delivered to the Holder shall be delivered personally, or sent by certified or registered mail, to the Holder at the last address shown on the books of the Company maintained at the Warrant Office for the registration of the Warrant or at any more recent address of which any Holder shall have notified the Company in writing in accordance with this Section 13. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered personally, or sent by certified or registered mail, to the Warrant Office, attention: Chief Financial Officer. Any notice given by either party hereunder shall be deemed to be effective upon receipt.

14.  Limitation of Liability; Not A Shareholder.  No provision of this Warrant
     ------------------------------------------
shall be construed as conferring upon the Holder the right to vote, consent, receive dividends or receive notice other than as herein expressly provided in respect of meetings of shareholders for the election of directors of the Company or any other matter whatsoever as a shareholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase Warrant Stock, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of such Holder for the purchase price of any Warrant Stock or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

15.  Loss, Destruction, Etc. of Warrant.  Upon receipt of evidence satisfactory
     ----------------------------------
to the Company of the loss, theft, mutilation or destruction of the Warrant, and in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation, upon surrender and cancellation of the Warrant, the Company shall make and deliver a new warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this Section 15 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

     IN WITNESS WHEREOF, the Company has executed this Warrant as of the day and year first above written.

                         MCLAREN PERFORMANCE TECHNOLOGIES, INC.


                         By:_________________________________
                                Steven Rossi, President

                                   EXHIBIT A

                              NOTICE OF EXERCISE

Dated: _______________

     The undersigned hereby irrevocably elects to exercise its right to purchase [10% of Option Shares acquired on or before October 1, 2001] shares of the common stock, $0.00001 par value per share, of McLaren Performance Technologies, Inc., such right being pursuant to a Warrant dated October 5, 2001, as issued to EMM McLaren Investment Company, L.L.C. (the "Warrant"), and remits herewith the sum of [$2.00 x 10% of Option Shares acquired on or before October 1, 2001] dollars in payment for same in accordance with the terms of the Warrant.

INSTRUCTIONS FOR REGISTRATION OF STOCK (Please typewrite or print in block letters)

Name:       _______________________________________________________

Address:    _______________________________________________________
            _______________________________________________________
            _______________________________________________________

Signature:  _______________________________________________________

                                   EXHIBIT C

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of the 5th day of October, 2001, by and between McLAREN PERFORMANCE TECHNOLOGIES, INC., a Delaware corporation located at 32233 West Eight Mile Road, Livonia, Michigan 48152 (the "Company"), and EMM McLAREN INVESTMENT COMPANY, L.L.C., a Michigan limited liability company located at 1845 Maxwell, Suite 101, Troy, Michigan 48084 (the "Purchaser").

                                   RECITALS:

  A. The Purchaser is the purchaser of [Option Shares acquired on or before October 1, 2001] shares of Common Stock (as defined below) pursuant to a certain McLaren Stock Option Purchase Agreement dated as of August 1, 2001, by and between the Purchaser and the Company (the "Purchase Agreement").

  B. The Purchaser has the right to purchase an additional [20% of Option Shares acquired on or before October 1, 2001] shares of Common Stock pursuant to two Warrants each dated as of October 5, 2001, issued to the Purchaser by the Company (the "Warrants").

  C. The Company and the Purchaser desire to set forth the registration rights to be granted to the Purchaser.

  NOW, THEREFORE, in consideration of the mutual promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

  1.  Definitions.  As used in this Agreement, the following terms shall have
      -----------
the following respective meanings:

"Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

"Common Stock" shall mean the common stock of the Company, $0.00001 par value.

The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

"Registrable Securities" means the shares of Common Stock purchased by the Purchaser pursuant to the terms of the Subscription Agreement, and the shares of Common Stock issuable to Purchaser upon exercise of the Warrants.

"Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute promulgated in replacement thereof, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

"Securities" shall mean the Registrable Securities and any securities issued in respect thereto or upon conversion thereof.

  2.  Demand Registration.
      -------------------

        (a)  Demand Rights.  Subject to the limitations set forth in Section 5
             -------------
hereof, at any time beginning 180 days after the date hereof, one time only, upon written demand by the Purchaser to the Company demanding registration of not less than 200,000 shares of Common Stock that constitute Registrable Securities, the Company shall, as soon as practicable, use its reasonable best efforts to effect a registration with respect to such Registrable Securities (as adjusted for stock splits, stock dividends, recapitalizations and similar events), including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act, as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request; provided that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2:

          (i) which would require the Company to prepare and file a form of registration statement other than Form S-3 or any successor form;

          (ii) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

          (iii) within the one hundred twenty (120) day period immediately following the effective date of a registration statement pertaining to a public offering of Common Stock for its own account or for the account of another shareholder of the Company, other than a registration relating solely to employee benefit plans or securities issued or issuable to employees or consultants (including a registration on Form S-8), a registration relating solely to a Commission Rule 145 transaction, a registration on Form S-4 in connection with a merger, acquisition, divestiture, reorganization or similar event or a registration on any registration form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities;

          (iv) after the Company has effected one (1) registration pursuant to this Section 2 and such registration has been declared or ordered effective; or

          (v) if the Company furnishes to the Purchaser a letter signed by the Chief Executive Officer or the President of the Company stating that the Company intends to file a registration statement in connection with a bona fide firm commitment underwritten registration for securities to be offered for its own account (the "Intended Registration"); provided, however, that if the Company does not file with the Commission its Intended Registration within ninety (90) days of the request of the Purchaser, the Company shall file the requested registration statement within thirty (30) days of the termination of such ninety (90) day period.

          (b)    Underwriting.  The sale of Registrable Securities pursuant to
                 ------------
     this Section 2 must be made by means of a firm commitment underwriting through underwriters who are reasonably acceptable to the Company and the Purchaser that are proposed to be distributed through such underwriting. The right of the Purchaser to registration pursuant to this Section 2 shall be conditioned upon the Purchaser's participation in such underwriting and the inclusion of the Purchaser's Registrable Securities in the underwriting to the extent requested by the Purchaser as may be permitted herein. The Company and the Purchaser shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 2(b), if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten and so advises the Purchaser in writing, then the Purchaser shall so advise the Company and the number of Registrable Securities that may be included in the registration and underwriting shall be allocated first to the Purchaser; second to the Company; and third to other shareholders of the Company who have requested to sell in the registration. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration; provided, however, that, notwithstanding
     Section 2(a)(iv) above, Purchaser's demand registration rights under this
     Section 2 shall survive an effective registration under this Section 2 with respect to any Registrable Securities which are so excluded subject to the limitations of Sections 2(a)(i), (ii), (iii), and (v). If the Purchaser disapproves of the terms of the underwriting, the Purchaser may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration. In the event of such withdrawal, the Purchaser's demand registration rights under
     Section 2(a) shall immediately terminate. If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account or the account of others in such registration if the underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

      (c)  Delay of Registration.  If the Company shall furnish to the
           ---------------------
Purchaser: (i) a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed on or before the date filing would be required, and (ii) a letter from the Company's underwriter confirming that the filing of such registration statement would be severely detrimental to the Company and its shareholders, then the Company may direct that such request for registration be delayed for a period not in excess of ninety (90) days.

  3.  Piggyback Registration.
      ----------------------

      (a)  Piggyback Rights.  If at any time after the date hereof, the Company
           ----------------
shall determine to register for sale for cash any of its Common Stock, for its own account or for the account of others (other than the Purchaser), other than a registration relating solely to employee benefit plans or securities issued or issuable to employees or consultants (including a registration on Form S-8), a registration relating solely to a Commission Rule 145 transaction, a registration on Form S-4 in connection with a merger, acquisition, divestiture, reorganization or similar event or a registration on any registration form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company promptly will give to the Purchaser written notice thereof and shall use its reasonable best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request, made within ten (10) days after receipt of such written notice from the Company, by the Purchaser. However, the Company may, without the consent of the Purchaser, withdraw such registration statement prior to its becoming effective if the Company has abandoned its proposal to register the securities proposed to be registered thereby.

      (b)  Underwriting. If the registration of which the Company gives notice
           ------------
is for a registered public offering involving an underwriting, the Company shall so advise the Purchaser as a part of the written notice given pursuant to
Section 3(a). In such event the right of the Purchaser to registration pursuant to Section 3(a) shall be conditioned upon the Purchaser's participation in such underwriting and the inclusion of the Purchaser's Registrable Securities in the underwriting to the extent provided herein. The Purchaser shall (together with the Company and any other shareholders of the Company distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3(b), if the underwriter or the Company determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting. The Company shall so advise the Purchaser, and the number of shares of Registrable Securities that may be included in the registration and underwriting, if any, shall be determined as follows: The number of shares of Common Stock that may be included in the registration and underwriting shall be allocated first to the Company and then to all selling shareholders, including the Purchaser, who have requested to sell in the registration on a pro rata basis according to the number of shares of Common Stock, including Registrable Securities, requested to be included.

      (c)  Exclusion.  No Registrable Securities excluded from the underwriting
           ---------
by reason of the underwriter's marketing limitation shall be included in such registration. If the Purchaser disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration.

  4.  Registration Procedures.  In the event of a registration, qualification or
      -----------------------
compliance effected by the Company pursuant to Section 2 or Section 3, the Company will keep the Purchaser advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, the Company will use its reasonable best efforts to:

      (a) Keep such registration, qualification or compliance effective for a period of ninety (90) days or until the Purchaser has completed the distribution described in the registration statement relating thereto, whichever first occurs; and

      (b) Furnish such number of prospectuses and other documents incident thereto as the Purchaser from time to time may reasonably request.

  5.  Rule 144(k).  Notwithstanding anything to the contrary contained herein,
      -----------
the Purchaser shall not have rights to a registration under Section 2 or Section 3 after the time that the Purchaser could sell any of its Registrable Securities pursuant to Rule 144(k) promulgated under the Securities Act or any successor rule thereto.

  6.  Registration Expenses.
      ---------------------

      (a) With respect to a registration pursuant to Section 2, the Purchaser and the Company shall each pay 50% of all registration, filing and NASD fees, printing expenses, all fees and expenses of complying with securities or blue sky laws, and the fees and disbursements of counsel for the Company and the Purchaser and their respective independent accountants; provided that the Company shall pay all of its own underwriting discounts, commissions, transfer taxes and fees incurred as a result of the Company's inclusion of securities (other than the Purchaser's Registrable Securities) in such offering.

      (b) With respect to a registration pursuant to Section 3, the Company shall pay all registration, filing and NASD fees, printing expenses, all fees and expenses of complying with securities or blue sky laws, and the fees and disbursements of counsel for the Company and of its independent accountants; provided that the Purchaser shall pay all of its own underwriting discounts, commissions, transfer taxes and fees and disbursements of counsel and other experts retained by the Purchaser.

  7.  Assignment of Rights.  The Purchaser may not assign its rights under this
      --------------------
Agreement to any party without the prior written consent of the Company which consent shall not be unreasonably withheld or delayed, and any attempted transfer in violation of this Section 7 shall be null and void.

  8.  Information of Purchaser.  The Purchaser shall promptly furnish to the
      ------------------------
Company such information regarding the Purchaser and the distribution proposed by the Purchaser as the Company may request in writing for the preparation of and/or inclusion in a registration statement.

  9.  Standstill Agreement.  In connection with each offering pursuant to a
      --------------------
registration statement for which the Purchaser is or may be eligible to include Registrable Securities pursuant to this Agreement, the Purchaser shall refrain from selling any Registrable Securities not included in such registration during the period of distribution of securities by such underwriters pursuant to such registration and the period in which the underwriting syndicate participates in the after market; provided, however, that such period shall not exceed the shortest such period applicable to any person subject to such restriction in connection with such registration. The Company may impose stop- transfer instructions with respect to the shares (or securities) pursuant to the foregoing restriction until the end of such period.

  10. Indemnification.
      ---------------

          (a) In the event of the registration of Registrable Securities hereunder,, the Company shall indemnify and hold harmless the Purchaser against any losses, claims, damages or liabilities to which the Purchaser, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such shares were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse the Purchaser for any legal or any other expenses reasonably incurred by him in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of the Purchaser. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company.

      (b) In the event of the registration of Registrable Securities hereunder, the Purchaser shall indemnify and hold harmless the Company, its directors and officers and each other Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information about the Purchaser furnished to the Company through an instrument duly executed by the Purchaser specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer by the Purchaser of such shares.

      (c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in
Section 10(a) or (b) (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 10(a) or (b), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. Neither an indemnified nor an indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

  11. Miscellaneous.
      -------------

      (a)  Governing Law. This Agreement shall be governed by and construed in
           -------------
accordance with the laws of the State of Michigan applicable to contracts entered into and to be performed entirely within the State of Michigan.

      (b)  Successors and Assigns.  Except as otherwise provided herein, the
           ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

      (c)  Entire Agreement.  This Agreement constitutes the full and entire
           ----------------
understanding and agreement between the parties with regard to the subjects hereof.

      (d)  Notices, etc.  All notices and other communications required or
           ------------
permitted hereunder shall be in writing and shall be effective three (3) days after mailed by first-class mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Purchaser, at such Purchaser's address set forth in the introduction to this Agreement, or at such other address as such Purchaser shall have furnished to the Company in writing, or (b) if to the Company, at such address as the Company shall have furnished to the Purchaser in writing.

      (e)  Counterparts.  This Agreement may be executed in any number of
           ------------
counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

      (f)  Severability.  In the case any provision of this Agreement shall be
           ------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      (g)  Amendments.  The provisions of this Agreement may be amended at any
           ----------
time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and the Purchaser.

  This Agreement is hereby executed as of the date first above written.


                         McLAREN PERFORMANCE TECHNOLOGIES, INC.



                         By:_________________________________
                              Steven Rossi, President



                         EMM McLAREN INVESTMENT COMPANY, L.L.C.



                         By:_________________________________
                         Its:________________________________